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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                 June 6, 2001

                            Boston Properties, Inc.
            (Exact name of Registrant as specified in its charter)

        Delaware                    1-13087                04-2473675
(State or other jurisdiction        (Commission File       (I.R.S. employer
    of incorporation)               Number)                Identification No.)

                              800 Boylston Street
                          Boston, Massachusetts 02199
             (Address of principal executive offices and zip code)

              Registrant's telephone number, including area code:
                                (617) 236-3300

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ITEM 5.  Other Events

         In connection with certain investor presentations from June 6 through June 8, 2001, Boston Properties, Inc. will be using the information attached as
Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

Exhibit No.
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99.1     The Boston Properties, Inc. investor presentation slides used from
         June 6 through June 8, 2001.
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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    June 6, 2001                           BOSTON PROPERTIES, INC.

                                                /s/  Douglas T. Linde
                                                --------------------------------

                                                By:  Douglas T. Linde
                                                     Chief Financial Officer